PHOTOLOFT.COM, INC.

                         CO-BRANDED MARKETING AGREEMENT

     This Agreement is made this __May 12,1999___________________ (the "Effective Date") between Netopia, Inc. a Delaware corporation, having a place of business at 2470 Mariner Square Loop, Alameda, CA 94501 ("Partner"), and PhotoLoft.com, Inc., a Nevada corporation having a place of business at 300 Orchid City Drive Suite #142, Campbell, California 95008 ("PhotoLoft.com").

                                    RE CITALS

     A. PhotoLoft.com offers certain proprietary software for the uploading, editing and management of photos and images (the "Software") and services for creation, maintenance and storage of on-line digital photo albums via its PhotoLoft.com web site (the "Service").

     B. PhotoLoft.com and Partner desire to provide the Service to Partner's customers through the creation of a Co-Branded PhotoLoft.com site on PhotoLoft.com's server (having the URL address http://www.PhotoLoft.com/netopia to enable Partner's visitors and customers ("Visitors") to register to use services or view photo albums from PhotoLoft.com.

                                    AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     CO-BRANDING.
       -----------

     1.1     Co-Branded  Pages.  Upon  the  Effective  Date,  PhotoLoft.com will
             -----------------
promptly develop (a) a co-branded version of the standard Premium PhotoLoft.com service offering (the "Co-Branded Pages") at the URL address http://www.PhotoLoft.com/netopia showing the logo of Partner. The Co-Branded
                   -------------
Pages  will  offer  users  all  of  the  functionality  and  look  and  feel  of
PhotoLoft.com's standard Premium service offering with the sole exception of adding Partner's logo. During the term of this Agreement, the Partner will maintain Links on the Partners home page/front page, toolbar/menu bar, and other appropriate locations to be agreed upon by PhotoLoft.com and Partner. PhotoLoft.com reserves the right to make any additional page modifications to the Co-Branded Pages after the initial design or refuse to include any design or elements that interfere with the operations of the Co-Branded Pages or the Service, provided, however, that the Co-Branded Pages at all times will offer users all of the functionality and look and feel of PhotoLoft.com's standard Premium service.

     2.     MARKETING BY PARTNER.   Partner will provide a logo on visible areas
            --------------------
of Partner's pages with a link to the Co-branded Pages. Partner will email all current users announcing new photo and album sharing capability. Partner agrees to place the PhotoLoft offer on customers' private pages.

     3.     MARKETING  BY  PHOTOLOFT.COM.  PhotoLoft.com  shall  offer Partner's
            ----------------------------
customers a free Premium PhotoLoft.com account for a period of one (1) year. Partner's customers will be identified by the co-branded entrance page which will be referred to from Partner's site. Every image posted by Partner's customer will be identified as having been posted by Partner's customer. Every time that image is viewed by any user on the PhotoLoft.com branded site, a logo of the Partner containing that image will also be displayed to that user. The size and placement of the logo will be at the discretion of the PhotoLoft.com.

     4.     CO-PROMOTION:  Upon  completion  of  the  Co-Branded  Pages,  the
            ------------
Co-Branded Software and associated links, PhotoLoft.com and Partner will issue a joint press release. In addition, Partner will notify its installed base of customers of the availability of PhotoLoft.com via e-mail or other mutually agreed upon method.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            1

     5.     LICENSES  AND  OWNERSHIP.
            ------------------------

     5.1     Licenses  by  PhotoLoft.com  to  Partner.  During  the term of this
             ----------------------------------------
Agreement PhotoLoft.com hereby grants to Partner a non-exclusive, worldwide, nontransferable, royalty free license to use PhotoLoft.com's trademarks and logos, as the same may be modified from time to time by PhotoLoft.com, only for the purposes of this Agreement. All representations of the PhotoLoft.com trademarks and logos that Partner uses will be exact copies of those provided by PhotoLoft.com, or shall first be submitted to PhotoLoft.com for approval. PhotoLoft.com will supply Partner with electronic versions of the PhotoLoft.com trademarks and logos for Partner's use.

     5.2     Licenses  by  Partner  to  PhotoLoft.com.  During  the term of this
             ----------------------------------------
Agreement Partner hereby grants PhotoLoft.com a nonexclusive, worldwide, nontransferable, royalty free license to use Partner's trademarks and logos, as the same may be modified from time to time by Partner, only for the purposes of this Agreement. All representations of the Partner trademarks and logos that PhotoLoft.com uses will be exact copies of those provided by Partner, or shall first be submitted to Partner for approval. Partner will supply PhotoLoft.com with electronic versions of the Partner trademarks and logos for PhotoLoft.com's use.

     5.3     Ownership  by  PhotoLoft.com.  PhotoLoft.com  shall  own all right,
             ----------------------------
title,  and  interest  in the PhotoLoft.com trademarks and logos, the Co-Branded
Pages, the services offered by PhotoLoft.com at www.PhotoLoft.com and all Intellectual Property Rights therein, including any derivatives, improvements thereof. For purposes of this Agreement, "Intellectual Property Rights" shall mean all patent rights, copyrights, trademarks, service marks, trade dress, trade secrets and other intangible rights. PhotoLoft.com disclaims any ownership interest in the images and content posted by its members to the Partner Co-Branded area and the Service.

     5.4     Ownership  by  Partner.  Partner  shall  own  all right, title, and
             ----------------------
interest in Partner's trademarks and logos, and all Intellectual Property Rights therein, including any derivatives, or improvements thereof.

     5.5     Joint  Ownership.  PhotoLoft.com  and Partner shall jointly own the
             ----------------
data regarding the persons accessing the Co Branded Pages. Neither party shall be required to account to the other party, or share any of the profits from the use, if any, of such data.

     5.6     No  Implied  Licenses.     Except  as  specifically  and  clearly
             ---------------------
set forth in this Agreement, neither party shall be granted any right or license to any of the other party's property, including intellectual property in its respective software, web site or any portions thereof.

     6.     PAYMENT:  The  business  terms  for  this  Agreement  are defined in
            -------
Exhibit  A.

     7.     REPRESENTATIONS  AND  WARRANTIES.
            --------------------------------

     7.1     Representations  and  Warranties  of  Partner.  Partner  hereby
             ---------------------------------------------
represents and warrants to PhotoLoft.com that: (i) Partner has the full power and authority to enter into this Agreement and to carry out its obligations under this Agreement; (ii) Partner has the full power and authority to grant the rights and licenses granted to PhotoLoft.com in this Agreement; and (iii) Partner owns the Partner trademarks and logos.

     7.2     Representations and Warranties of PhotoLoft.com.  PhotoLoft.com
             -----------------------------------------------
hereby represents and warrants to Partner that (i) Photloft.com has the full power and authority to enter into this Agreement and to carry out its obligations under this Agreement; (ii) PhotoLoft.com has the full power and authority to grant the rights and licenses granted to Partner in this Agreement; and (iii) PhotoLoft.com owns the PhotoLoft.com trademarks and logos.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            2

     7.3     THE  PHOTOLOFT.COM  SERVICES FURNISHED AS A RESULT OF OR UNDER
THIS  AGREEMENT  ARE  PROVIDED  ON  AN  "AS IS" BASIS, WITHOUT ANY WARRANTIES OR
REPRESENTATIONS EXPRESS, IMPLIED OR STATUTORY; INCLUDING, WITHOUT LIMITATION, WARRANTIES OF QUALITY, PERFORMANCE, NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOR ARE THERE ANY WARRANTIES CREATED BY A COURSE OF DEALING, COURSE OF PERFORMANCE OR TRADE USAGE. PHOTOLOFT.COM DOES NOT WARRANT THAT THE SERVICES, WILL MEET PARTNER'S OR ANY END USERS' NEEDS OR BE FREE FROM ERRORS, OR THAT THE OPERATION OF ITS WEB PAGES WILL BE UNINTERRUPTED. THE FOREGOING EXCLUSIONS AND DISCLAIMERS ARE AN ESSENTIAL PART OF THIS AGREEMENT.

8.     COVENANTS.
       ---------

     8.1     Adult  Content.  PhotoLoft.com  shall  make  reasonable  commercial
             --------------
efforts to prevent pornographic material from being publicly viewable on the Co-Branded Pages. Accordingly, all members registering through the Co-Branded Pages shall agree to be bound by the Member Agreement attached hereto as Exhibit
                                                                         -------
B.
--

     8.2     Member  Data.  During  the  term  of  this  Agreement,  any members
             ------------
entering via the Co-Branded pages shall provide only such information as is necessary to register to access the Service in the same manner as if such member was entering the Service through the PhotoLoft.com branded site.

     8.3     Technical  Support.  PhotoLoft.com  shall provide technical support
             ------------------
to the users of the Co-Branded Pages. Technical support shall be provided through e-mail. In order to obtain support, users shall send their questions, comments or requests to support@photoloft.com. PhotoLoft.com shall use reasonable efforts to respond in a timely manner. PhotoLoft.com shall also provide technical support to Partner. Support to Partner shall be provided by e-mail and telephone. Telephone support shall be provided Monday through Friday 9:00a.m to 5:00 p.m. Pacific Standard Time, except for holidays. Evening and weekend support shall be provided via pager.

     9.     CONFIDENTIALITY.
            ---------------

     9.1     Agreement as Confidential Information.  The parties shall treat the
             -------------------------------------
terms and conditions of this Agreement as Confidential Information. Each party shall obtain the other's consent prior to any publication, presentation, public announcement or press release concerning the existence or terms and conditions of this Agreement.

     9.2     Confidential  Information.  "Confidential  Information"  means  all
             -------------------------
information identified in written or oral format by the Disclosing Party as confidential, trade secret or proprietary information, and, if disclosed orally, summarized in written format within thirty (30) days of disclosure. "Disclosing Party" is the party disclosing Confidential Information. "Receiving Party" is the party receiving Confidential Information. The Receiving Party shall not disclose the Confidential Information to any third party other than persons in the direct employ of the Receiving Party who have a need to have access to and knowledge of the Confidential Information solely for the purpose authorized above. Each party shall take appropriate measures by instruction and agreement prior to disclosure to such employees to assure against unauthorized use or disclosure. The Receiving Party shall have no obligation with respect to information which (i) was rightfully in possession of or known to the Receiving Party without any obligation of confidentiality prior to receiving it from the Disclosing Party; (ii) is, or subsequently becomes, legally and publicly available without breach of this Agreement; (iii) is rightfully obtained by the Receiving Party from a source other than the Disclosing Party without any obligation of confidentiality; (iv) is disclosed by the Receiving Party under a valid order created by a court or government agency, provided that the Receiving Party provides prior written notice to the Disclosing Party of such obligation and the opportunity to oppose such disclosure. Upon written demand of the Disclosing Party, the Receiving Party shall cease using the Confidential Information and return the Confidential Information and all copies, notes or extracts thereof to the Disclosing Party within seven (7) days of receipt of notice.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            3

10.     INDEMNITY  AND  LIMITATION  OF  LIABILITY.
        -----------------------------------------

     10.1     Indemnification  by  Partner.  Partner shall defend, indemnify and
              ----------------------------
hold PhotoLoft.com harmless from any and all damages, liabilities, costs and expenses (including, but not limited to reasonable attorneys' fees) incurred by PhotoLoft.com as a result of (i) any breach of this Agreement; (ii) any claim that the Partner trademarks or logos or any part thereof, infringes or misappropriates any Intellectual Property Right of a third party; (iii) any claim arising out of PhotoLoft.com 's display of Partner's trademark or logos. PhotoLoft.com shall provide Partner with written notice of the claim and permit Partner to control the defense, settlement, adjustment or compromise of any such claim. PhotoLoft.com may employ counsel at its own expense to assist it with respect to any such claim; provided, however, that if such counsel is necessary because of a conflict of interest of either Partner or its counsel or because Partner does not assume control, Partner will bear the expense of such counsel.

     10.2     Indemnification  by  PhotoLoft.com.  PhotoLoft.com  shall  defend,
              ----------------------------------
indemnify and hold Partner harmless from any and all damages, liabilities, costs and expenses (including, but not limited to reasonable attorneys' fees) incurred by Partner as a result of (i) any breach of this Agreement; (ii) any claim that the Photoloft.com trademarks or logos or any part thereof, infringes or misappropriates any Intellectual Property Right of a third party; or (iii) any claim arising out of Partner's display of the PhotLoft.com trademarks or logos. Partner shall provide PhotoLoft.com with written notice of the claim and permit PhotoLoft.com to control the defense, settlement, adjustment or compromise of any such claim. Partner may employ counsel at its own expense to assist it with respect to any such claim; provided, however, that if such counsel is necessary because of a conflict of interest of either PhotoLoft.com or its counsel or because PhotoLoft.com does not assume control, PhotoLoft.com will bear the expense of such counsel.

     10.3     Limitation of Liability.  EXCEPT AS SET FORTH IN SECTION 9 AND 10,
              -----------------------
UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT.

     11.     TERM  AND  TERMINATION.
             ----------------------

     11.1     Term  of  Agreement.  This  Agreement  shall be effective upon the
              -------------------
Effective Date and shall remain in force for a period of three (3) years, and shall be automatically renewed for successive periods of one (1) year unless otherwise terminated as provided herein.

     11.3     Termination  for  Cause.  This  Agreement  may  be terminated by a
              -----------------------
party for cause immediately upon the occurrence of and in accordance with the following:

     (a) Insolvency Event. Either may terminate this Agreement by delivering written notice to the other party upon the occurrence of any of the following events: (i) a receiver is appointed for either party or its property;
(ii) either makes a general assignment for the benefit of its creditors; (iii) either party commences, or has commenced against it, proceedings under any bankruptcy, insolvency or debtor's relief law, which proceedings are not dismissed within sixty (60) days; or (iv) either party is liquidated or dissolved.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            4

     (b) Default. Either party may terminate this Agreement effective upon written notice to the other if the other party violates any covenant, agreement, representation or warranty contained herein in any material respect or defaults or fails to perform any of its obligations or agreements hereunder in any material respect, which violation, default or failure is not cured within thirty
(30) days after notice thereof from the non-defaulting party stating its intention to terminate this Agreement by reason thereof.

     11.4     Survival  of  Rights and Obligations Upon Termination. Sections 6,
              -----------------------------------------------------
7,  8,  9,  10 and 12 shall survive termination or expiration of this Agreement.

     11.5     Return  of Materials Upon Termination.  On or before ten (10) days
              -------------------------------------
after the termination of this Agreement, each party shall deliver to the other party all such other party's Confidential Information and trademarks and logos, including but not limited to all work product, diagrams, designs and schematics in Partner's possession.

     12.     MISCELLANEOUS.
             -------------

     12.1     Force  Majeure.  Neither  party  shall  be liable to the other for
              --------------
delays or failures in performance resulting from causes beyond the reasonable control of that party, including, but not limited to, acts of God, labor disputes or disturbances, material shortages or rationing, riots, acts of war, governmental regulations, communication or utility failures, or casualties.

     12.2     Relationship  of Parties.  The parties are independent contractors
              ------------------------
under this Agreement and no other relationship is intended, including a partnership, franchise, joint venture, agency, employer/employee, fiduciary, master/servant relationship, or other special relationship. Neither party shall act in a manner which expresses or implies a relationship other than that of independent contractor, nor bind the other party. The term Partner is descriptive and does not imply a legal partnership, joint venture, or co-ownership.

     12.3     No  Third  Party  Beneficiaries.  Unless  otherwise  expressly
              -------------------------------
provided, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than PhotLoft.com and Partner any rights, remedies or other benefits under or by reason of this Agreement.

     12.4     Equitable  Relief.  Each  party  acknowledges that a breach by the
              -----------------
other party of any confidentiality or proprietary rights provision of this Agreement may cause the non-breaching party irreparable damage, for which the award of damages would not be adequate compensation. Consequently, the non-breaching party may institute an action to enjoin the breaching party from any and all acts in violation of those provisions, which remedy shall be cumulative and not exclusive, and a party may seek the entry of an injunction enjoining any breach or threatened breach of those provisions, in addition to any other relief to which the non-breaching party may be entitled at law or in equity.

     12.5     Attorneys'  Fees.  In  addition  to  any other relief awarded, the
              ----------------
prevailing party in any action arising out of this Agreement shall be entitled to its reasonable attorneys' fees and costs.

     12.6     Notices.  Any  notice  required or permitted to be given by either
              -------
party under this Agreement shall be in writing and shall be personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the party at the address indicated above. Notices will be deemed effective (i) three (3) working days after deposit, postage prepaid, if mailed, (ii) the next day if sent by overnight mail, or (iii) the same day if sent by facsimile and confirmed as set forth above.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            5

     12.7     Non  Assignment.  Neither this Agreement nor any rights under this
              ----------------
Agreement may be transferred, assigned or delegated by either party without the prior written consent of the other party, which consent shall not be withheld unreasonably.

     12.8     Governing Law. This Agreement shall be governed by California law.
              -------------

     12.9     Entire  Agreement.  This  Agreement  contains  the  entire
              -----------------
agreement between the parties and supercedes all previous understandings, agreements, correspondence and memorandums between the parties hereto.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement in as of the Effective Date:


PHOTOLOFT.COM:           PARTNER:


By:/S/ Jack  Marshall    By:/S/ Alan Lefkof
   --------------------     --------------------
Name: Jack  Marshall     Name:
Title:_________________  Title:_________________
Date:__________________  Date:__________________



TABLE  OF  EXHIBITS

EXHIBIT  A  -     BUSINESS  TERMS
EXHIBIT  B  -     MEMBER  AGREEMENT

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            6

                                    EXHIBIT A
                                 BUSINESS TERMS


1.     ADVERTISING

a. PhotoLoft.com will be solely responsible for selling the ads shown on the Co-Brand Pages. PhotoLoft.com will insure that no ads are shown on the Co-Branded Pages for companies that are directly competitive with Partner. Partner agrees to provide PhotoLoft.com a complete list of companies that it considers to be its direct competitors and that Partner will be responsible for updating such list on behalf of PhotoLoft.com.

b. PhotoLoft.com will pay to Partner fifteen percent (15%) of all advertising revenues actually received by PhotoLoft.com. Partner understands that PhotoLoft.com may use third party agencies to manage the sales of such advertising, and that such agencies deduct their ad sales commissions prior to making any payments to PhotoLoft.com. As a result Partner's revenue share is on those amounts actually received by PhotoLoft.com.

2.     REPORTING  AND  PAYMENT

a. PhotoLoft.com shall make all payments due to Partner within thirty (30) days of the end of each calendar quarter for all amounts received under Exhibit A, Section 1(b) and Exhibit A, Section 2(b) during such calendar quarter. Such payments will be accompanied by a report which shall provide all reasonably necessary information for computation of the amounts due Partner, if any, for the applicable period. Such report shall also provide Partner with statistics on the number of users that sign up to use the service on the Co-Branded Pages and shall provide Partner with the last name and zip code of all such users.

c. PhotoLoft.com agrees to keep accurate books of account and records at its principal place of business covering all amounts receives for advertising sales and commissions on commerce related to the Co-Branded Pages. Upon reasonable notice of not less than seven (7) business days, but in no event more than once per year (unless the immediately preceding audit showed a material underpayment), Partner shall have the right, subject to suitable confidentiality measures, to cause a certified public accountant at Partner's sole expense to inspect those portions of the books of account and records which relate to the royalties owed Partner, to confirm that the correct amount owing Partner under this Agreement has been paid. PhotoLoft.com shall maintain such books of account and records which support each statement for at least two years after the termination or expiration of this contract or for at least two years after the final payment made by PhotoLoft.com to Partner, whichever is later.

d. Partner agrees to keep accurate books of account and records at its principal place of business covering all sales resulting from the use of Partner supplied banners on the Co-Branded Pages. Upon reasonable notice of not less than seven (7) business days, but in no event more than once per year (unless the immediately preceding audit showed a material underpayment), PhotoLoft.com shall have the right, subject to suitable confidentiality measures, to cause a certified public accountant at PhotoLoft.com's sole expense to inspect those portions of the books of account and records which relate to the royalties owed PhotoLoft.com, to confirm that the correct amount owing PhotoLoft.com under this Agreement has been paid. Partner shall maintain such books of account and records which support each statement for at least two years after the termination or expiration of this contract or for at least two years after the final payment made by Partner to PhotoLoft.com, whichever is later.

Initials  of  PhotoLoft.com  _____     Initials  of  Partner  _____            7

                                    EXHIBIT B
            PHOTOLOFT.COM AND PARTNER PRIVATE LABEL MEMBER AGREEMENT

PhotoLoft.com,  Terms  and  Conditions

AGREEMENT FOR USE OF PHOTOLOFT.COM WEB HOSTING AND E-COMMERCE SERVICES BEFORE YOU USE OR ACCEPT THE WEB HOSTING OR E-COMMERCE SERVICES PROVIDED BY PHOTOLOFT.COM, AND IN ORDER TO CONTINUE THE USE OF THESE SERVICES, CAREFULLY READ THE TERMS AND CONDITIONS OF THIS AGREEMENT. BY INPUTTING SUBSCRIBER INFORMATION, REGISTERING, OR ACTIVATING YOUR WEB HOSTING ACCOUNT or CLICKING ON THE "I ACCEPT" BUTTON, YOU ARE AGREEING TO BE BOUND BY, AND ARE BECOMING A PARTY TO, THIS AGREEMENT. IF YOU DO NOT ACCEPT AND AGREE TO ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT, DO NOT INPUT SUBSCRIBER INFORMATION, REGISTER, OR ACTIVATE YOUR ACCOUNT.This agreement ("Agreement") becomes effective when you complete all of the membership information required on the Member Registration Form and indicate your agreement to this Member Agreement by "clicking" on the "I ACCEPT" button when it is presented. This Agreement is between PHOTOLOFT.COM ("PhotoLoft"), a Nevada corporation, and the Member ("Member," "you," or "your"). This Agreement sets forth the terms and conditions under which you agree to use PhotoLoft's Web Hosting and eCommerce Services ("Service" or "Services").

1.  Terms  of  Service

A. Commencing on the date on which you initiate the Services, you will have use of the Services pursuant to the terms and conditions set forth herein and in the accompanying Acceptable Use Policy. In exchange, you will pay the current charges for such Services, if applicable. The Free Basic PhotoLoft Account, providing simple photo uploading capability, shall be free of charge. The Premium PhotoLoft Account, providing greater functionality, shall be available at the price regularly posted on the PhotoLoft Web site (www.photoloft.com). The terms, conditions, and charges for the Services may be periodically modified. Such modified terms, conditions, and charges can be found at the PhotoLoft Web site (www.photoloft.com). After notice of a modification, your continued use of the Services constitutes an affirmative agreement to be bound by such new terms, conditions, and charges.

B. The Services shall continue until such time as you provide PhotoLoft with notice that you wish to discontinue the Services, or the Services are terminated and/or canceled by PhotoLoft, as set forth herein. For termination of the Premium PhotoLoft Account, notice must have been received by PhotoLoft at least two billing days prior to the yearly billing date in order to avoid charges for the subsequent year.

C. PHOTOLOFT reserves the right to modify or discontinue the Services, and any rates, terms, or conditions, at any time.

2.  Modifications.

PhotoLoft may modify this Agreement and its Acceptable Use Policy at any time in its sole discretion. Any modification is effective immediately upon either a posting on the PhotoLoft Home Page, or by a message from PhotoLoft sent by electronic mail, or by conventional mail. If any modification to this Agreement is unacceptable to you, you may immediately terminate the Services. However, if you do not terminate the Services, or continue to use the Services following modification to this Agreement, your continued use will mean that you have accepted that modification.

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3.  Fees.

For all Charges for the Services, PhotoLoft will bill your credit card. Recurring charges are billed in advance of service. In the event legal action is necessary to collect on balances due, you agree to reimburse PhotoLoft for all expenses incurred to recover sums due, including attorneys fees and other legal expenses. You are responsible for purchase of, and payment of charges for, Internet Access Services and Telecommunications Services needed for use of the Services.

4. Personal Information. You hereby certify that you are not a minor. A minor's parent or legal guardian may authorize a minor to use his/her account(s) under supervision by the parent or guardian. For purposes of identification, billing and marketing, you must provide accurate, complete, and updated information to register for use of the Services ("Member Registration Data"), including your legal name, address, telephone number(s), and applicable payment data (for example, a credit card number and expiration date). You must provide updated information within 30 days of any changes in your Member Registration Data. PhotoLoft may require a copy of a state-issued form of identification before making changes to the billing information or registration data on a Customer's account.

5.  Provision  of  Services.

You understand and agree that temporary interruptions of the Services may occur as normal events. You further understand and agree that PhotoLoft has no control over third party networks you may access in the course of the use of the Services, and therefore, delays and disruption of other network transmissions are completely beyond the control of PhotoLoft.

6.  Limitation  of  Liability

A. PhotoLoft will make reasonable efforts to provide continuous, uninterrupted, expedient, and error-free Service to you. Under no circumstances shall PhotoLoft be liable to you or any other person for any special, incidental, consequential, or punitive damages of any kind, including without limitation, loss of profits, loss of income or cost of replacement Services.

B. PhotoLoft's liability for damages in regards to extraordinary and unreasonable interruptions of service, or for mistakes, omissions, delays, errors and defects (including, but not limited to, interruption of service, deletion of files, loss of or damage to data, and damages resulting from computer viruses) in the provision of the Services, shall in no event exceed an amount equal to the prorata charges to you for the period during which the Services are affected. YOU HEREBY ACKNOWLEDGE THAT THIS PROVISION WILL APPLY WHETHER OR NOT PHOTOLOFT IS GIVEN NOTICE OF THE POSSIBILITY OF SUCH DAMAGES AND THAT THIS PROVISION WILL APPLY TO ALL CONTENT, MERCHANDISE OR SERVICES AVAILABLE FROM PHOTOLOFT OR ITS AFFILIATES AND VENDORS.

C. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PHOTOLOFT HEREBY DISCLAIMS ANY AND ALL WARRANTIES INCLUDING IMPLIED WARRANTIES OF FITNESS, MERCHANTABILITY, AND PERFORMANCE. D. PHOTOLOFT MAKES NO WARRANTY THAT THE SERVICES WILL MEET YOUR REQUIREMENTS, OR THAT THE SERVICES WILL BE UNINTERRUPTED, TIMELY, SECURE, OR
ERROR FREE; NOR DOES PHOTOLOFT MAKE ANY WARRANTY AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE SERVICES. YOU UNDERSTAND AND AGREE THAT ANY MATERIAL AND/OR DATA UPLOADED, DOWNLOADED, OR OTHERWISE OBTAINED, THROUGH THE USE OF THE SERVICES IS DONE AT YOUR OWN RISK, AND THAT YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE UPLOAD OR DOWNLOAD OF SUCH MATERIAL AND/OR DATA. NO ORAL ADVICE OR WRITTEN INFORMATION GIVEN BY PHOTOLOFT, ITS EMPLOYEES, LICENSORS, AGENTS OR THE LIKE, WILL CREATE A WARRANTY, AND YOU MAY NOT RELY ON SUCH ORAL ADVICE OR WRITTEN INFORMATION.

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D. Through your use of the Services, you may have the opportunities to engage in commercial transactions with other Internet users and vendors. You acknowledge that all transactions relating to any merchandise or services offered by any party, including, but not limited to the purchase terms, payment terms, warranties, guarantees, maintenance and delivery terms relating to such transactions, are agreed to solely between the seller or purchaser of such merchandize and services and you. PHOTOLOFT MAKES NO WARRANTY REGARDING ANY TRANSACTIONS EXECUTED THROUGH, OR IN CONNECTION WITH THE SERVICES, AND YOU UNDERSTAND AND AGREE THAT SUCH TRANSACTIONS ARE CONDUCTED ENTIRELY AT YOUR OWN RISK.

7.  Indemnity

A. You agree to indemnify and hold PhotoLoft harmless from all claims, losses, liens, expenses, suits and attorneys' fees ("Liabilities") for injuries to or death of any person and for damages to or loss of any property which may in any way arise out of or result from or in connection with your use of the Services, except to the extent that such Liabilities arise from the willful misconduct of PhotoLoft. B. You agree to indemnify PhotoLoft, its affiliates and subsidiaries, in the event that your use of the Services (i) constitutes a violation of any law, regulation or tariff (including, without limitation, copyright and intellectual property laws); (ii) is defamatory, fraudulent or deceptive, (iii) is intended to threaten, harass or intimidate, (iv) violates PhotoLoft's Acceptable Use Policy as it is modified from time to time, or (v) interferes with other customers' use or enjoyment of the Services provided by PhotoLoft.

8.  Compatibility

You are solely responsible for provisioning, configuration and maintenance of all equipment and software on your premises, including, without limitation, computer equipment, photography equipment and software, application software, and modems. PhotoLoft shall not be responsible for delays in the provision of Services resulting from incompatibility of such equipment and software, or resulting from improper provisioning, configuration or maintenance of such equipment and software

9.  Advertising

You shall not use PhotoLoft's name or any language, pictures or symbols which could, in PhotoLoft's judgment, imply PhotoLoft's endorsement in any (i) written or oral advertising or presentation, or (ii) brochure, newsletter, book, or other written material of whatever nature, without prior written consent.

10.  Member  Responsibilities  and  Use  Limitations

A. You agree to comply with PhotoLoft's Acceptable Use Policy as it may be modified from time to time, and to comply with the rules, regulations, and policies applicable to any network you access. Any violation of such rules, regulation and policies, or any network policy document issued by PhotoLoft, shall be cause for PhotoLoft to suspend or terminate the Services.

B. You agree that you will not place or allow anyone using your account to place any copyrighted material on the Service without the permission of the copyright owner or persons authorized by the copyright owner to grant permission. You are responsible for obtaining the necessary permission before permitting any copyrighted material that belongs to others to be placed on the Service. You may download the material available on the Service only for your personal, non-commercial use. Except as authorized to use material without express permission under the copyright laws, you are responsible for obtaining permission before reusing any copyrighted material that is available on the Service.

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C.  Nothing  contained  in  this Agreement may be construed to convey to you any interest, title, or license in the user ID, URL, IP Address, or domain name used by you in connection with the Services.

D. PhotoLoft reserves the right to suspend or terminate the Services to you, or to suspend or terminate any user ID, URL, IP Address, or domain name used by you, in the event it is used in a manner which (i) constitutes violation of any law, regulation or tariff (including, without limitation, copyright and intellectual property laws); (ii) is defamatory, fraudulent, obscene or deceptive; (iii) is intended to threaten, harass or intimidate; (iv) tends to damage the name or reputation of PhotoLoft, its parent, affiliates and subsidiaries; (vi) violates PhotoLoft's Acceptable Use Policy or (vii) interferes with other customers' use and enjoyment of the Services provided by PhotoLoft.

E. You understand and agree that any attempt to break security, or to access an account which does not belong to you, shall be considered a material breach of this Agreement, and such breach may result in suspension or termination of the Services. You further agree to immediately notify PhotoLoft of (i) any unauthorized use of your account and/or (ii) any breach, or attempted breach, of security known to you.

11.  License  Grant  and  Copyright  Notice

A. You retain all rights in any material uploaded to the Service by you or others you authorize to use your account. You grant PhotoLoft and its designated licensees a non-exclusive, paid-up, perpetual, and worldwide right to copy, distribute, display, perform, publish, translate, adapt, modify, and otherwise use such material in connection with the PhotoLoft Service regardless of the medium, technology, or form in which it is used.

B. The entire content of the Service is copyrighted by PhotoLoft as a collective work under the United States copyright laws. Portions of the Service are provided to PhotoLoft under license. The copying, reproduction, or publication of any part of the Service is prohibited, unless expressly authorized in writing by PhotoLoft. 1. Force Majeure Neither PhotoLoft nor you shall be responsible for damages or for delays or failures in performance resulting from acts or occurrences beyond their reasonable control, including, without limitation: fire, lightning, explosion, power surge or failure, water, acts of God, war, revolution, civil commotion or acts of civil or military authorities or public enemies: any law, order, regulation, ordinance, or requirement of any government or legal body or any representative of any such government or legal body; or labor unrest, including without limitation, strikes, slowdowns, picketing, or boycotts; inability to secure raw materials, transportation facilities, fuel or energy shortages, or acts or omissions of other common carriers.

12.  Cancellation,  Termination,  and  Assignment

A. In the event that a ruling, regulation, or order issued by a judicial, legislative or regulatory body causes PhotoLoft to believe that this Agreement and/or the Services provided hereunder, may be in conflict with such rules, regulations, or orders, PhotoLoft may suspend or terminate the Services, or terminate this Agreement, without liability.

B.  Cancellation  Charges: PhotoLoft does not refund charges for unused service.

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C.  If  you  fail  to  pay  any  charge when due, including, but not limited to, product charges, service charges, or taxes, or if you fail to perform or observe any other material term or condition of this Agreement, or if you provide false or inaccurate information which is required for the provision of the Services or is necessary to allow PhotoLoft to bill you for the Services, and such condition continues unremedied for thirty days, you shall be in default and PhotoLoft may suspend or terminate the Services.

D. You may not assign your account for Services to anyone without the express written consent of PhotoLoft. Upon reasonable notice, PhotoLoft may assign its rights and obligations under this Agreement.

13.  Notices.

Any notices in connection with this Agreement must be sent to each party as follows: if to  PhotoLoft:
     300  Orchard  City  Drive  Suite  142
     Campbell,  CA  95008
     Email:support@photoloft.com
if  to  you:
     Either the e-mail address supplied for your account, or the address supplied by you as part of the Member Registration Data.

Any notices or communication under this Agreement will be deemed delivered to the party receiving such communication (1) on the delivery date if delivered personally to the party; (2) two business days after deposit with a commercial overnight carrier, with written verification of receipt; (3) five business days after the mailing date, if sent by US mail, return receipt requested; (4) on the delivery date if transmitted by confirmed facsimile; or (5) on the delivery date if transmitted by confirmed e-mail.

14.  General:

A. This Agreement, and the provision of the Services, may be terminated at any time by either party upon written notice to the other.

B. This Agreement shall be construed in accordance with the Laws of the State of California.

C. Some jurisdictions do not allow the exclusion of certain warranties, in which case such warranty exclusions may not apply to you.

D. This Agreement and the accompanying Acceptable Use Policy constitute the entire agreement between you and PhotoLoft with respect to the Service and supersede all other communications.

E. The provisions of this Agreement are for the benefit of PhotoLoft.com and its service providers, licensors, employees, and agents; and each may assert and enforce those provisions directly on its own behalf.

15.  PhotoLoft.com  Acceptable  Use  Policy

Important Note: This document is updated often. Please make a habit of reviewing it from time to time to stay abreast of acceptable as well as inappropriate uses of your PhotoLoft.com ("PhotoLoft") account. Reports of activity in violation of this policy may be sent via e-mail to support@photoloft.com This document is divided into the following sections:

                                         Introduction
                                         General  Information
                                         Web  Sites
                                         Security
                                         Network  Management
                                         Network  Performance
                                         Illegal  Activity

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Introduction

PhotoLoft.com has established an Acceptable Use Policy in order clarify the duties and responsibilities of the Members. This document is intended to provide a general understanding of PhotoLoft's Acceptable Use Policy. The following factors guide the establishment and enforcement of PhotoLoft's usage policies:

Ensure  reliable  service  to  our  customers

Ensure security and privacy of our systems and network, as well as the networks and systems of others.

Comply  with  existing  laws

Maintain  our  reputation  as  a  responsible  service  provider

Encourage responsible use of the Internet and discourage activities which reduce the usability and value of Internet services

Preserve the value of Internet resources as a conduit for free expression and exchange of information

Preserve  the  privacy  and  security  of  individual  users
We do not routinely monitor the activity of accounts except for measurements of system utilization and the preparation of billing records. However, in our efforts to promote good citizenship within the Internet community, we will respond appropriately if we become aware of inappropriate use of our service.

If your account is used to violate the Acceptable Use Policy, we reserve the right to terminate your service without notice. We may also suspend the account, restrict access to it, or remove content from it if necessary or appropriate. We prefer to advise customers of inappropriate behavior and any necessary corrective action. However, flagrant violations of the Acceptable Use Policy will result in immediate termination of service. Our failure to enforce this policy, for whatever reason, shall not be construed as a waiver of our right to do so at any time.

As a member of our photographic community, you must use your membership responsibly. If you have any questions regarding this policy, please contact us at support@photoloft.com

General  Information

Your PhotoLoft account provides you with the opportunity to upload, view, organize, and print a variety of your photographs and images quickly and conveniently. Your use of these services is subject to the following policy. Violations of this policy may result in termination of your account with or without notice in accordance with the Agreement for Use of PhotoLoft.com
Services  that  you  accepted  at  the  time  you  created  your  account.

In  general,  you  may  NOT  use  your  PhotoLoft  account:

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In  a manner that violates any law, regulation, treaty or tariff or infringes on the  legal  rights  of  any  third  party;

In  a  manner which is defamatory, fraudulent, indecent, offensive or deceptive;

To  threaten,  harass,  abuse  or  intimidate  others;

To  damage the name or reputation of PhotoLoft, its affiliates, or subsidiaries;

To break security on any computer network access an account that does not belong to you; or

In a manner that interferes with other customers' use and enjoyment of the services provided by PhotoLoft.

PhotoLoft reserves sole discretion to determine whether any use of the service is a violation of this policy. Guidelines for using your account follows. This information is only a guideline, and is not intended to be all-inclusive.

Web  Sites

PhotoLoft provides storage space and access for photographs and images through its Web Hosting service. PhotoLoft will not routinely monitor the contents of your photo albums.

You are solely responsible for any information contained in your photo albums. However, if complaints are received regarding language, content, or graphics contained on your web site, PhotoLoft may, at its sole discretion, remove the photographs hosted on PhotoLoft servers and terminate your Web Hosting service. We may also suspend the account, restrict access to it, or remove content from it if necessary or appropriate.

You may not use your web site to publish material that PhotoLoft determines, at its sole discretion, to be unlawful, indecent, or objectionable. For purposes of this policy, "material" refers primarily to photographs, but also extends to cover all forms of communication that the PhotoLoft site may allow, including narrative descriptions, other graphics (including illustrations, images, drawings, logos), executable programs, video recordings, and audio recordings.

Unlawful content is that which violates any law, statute, treaty, regulation, or order. This includes, but is not limited to: obscene material; defamatory, fraudulent, or deceptive statements; threatening, intimidating, or harassing statements, or material that violates the privacy rights or property rights of others (copyrights or trademarks, for example).

Indecent content is that which depicts sexual or excretory activities in a patently offensive matter as measured by contemporary community standards.

Objectionable content is otherwise legal content with which PhotoLoft concludes, in its sole discretion, it does not want to be associated in order to protect its reputation and brand image, or to protect its employees, shareholders and affiliates. This includes, but is not limited to, all content that, in the sole discretion of PhotoLoft, is determined to be advertising or otherwise for commercial purposes, unless expressly permitted in writing by PhotoLoft.

Examples  of  prohibited  web  site  content:

Materials that depict or describe scantily-clad and lewdly depicted male and/or female forms or body parts, and which lack serious literary, artistic, political or scientific value.

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
Materials that suggest or depict obscene, indecent, vulgar, lewd or erotic behavior, and which lack serious literary, artistic, political or scientific value.

Materials that hold PhotoLoft including its affiliates, employees or shareholders up to public scorn or ridicule.

Materials that encourage the commission of a crime; or which tends to incite violence; or which tends to degrade any person or group based on sex, nationality, religion, color, age, marital status, sexual orientation, disability or political affiliation. Materials including product advertisements.

Security

You are responsible for any misuse of your account, even if the inappropriate activity was committed by a friend, family member, guest, or employee. Therefore, you must take steps to ensure that others do not gain access to your account. In addition, you may not use your account to breach security of another account or attempt to gain unauthorized access to another network or server.

You must adopt adequate security measures to prevent or minimize unauthorized use of your account.

You may not attempt to circumvent user authentication or security of PhotoLoft. This includes, but is not limited to, attempting to access data not intended for you, logging into or making use of a server or account you are not expressly authorized to access, or probing the security of other networks. Use or distribution of tools designed for compromising security is prohibited. Examples of these tools include, but are not limited to, password guessing programs, cracking tools or network probing tools.

Users who violate systems or network security may incur criminal or civil liability. PhotoLoft will cooperate fully with investigations of violations of systems or network security at other sites, including cooperating with law enforcement authorities in the investigation of suspected criminal violations.

Network  Management

You are responsible for ensuring that the services obtained from PhotoLoft are used in an appropriate manner by those who you encourage to view your photo albums. Therefore, you must take steps to manage the use of the services obtained from PhotoLoft in such a way that network abuse is minimized. You must respond in a timely manner to complaints concerning misuse of the services obtained from PhotoLoft. Failure to responsibly manage the use of the services obtained from PhotoLoft may be cause for termination of services to you.

Network  Performance

PhotoLoft accounts operate on shared resources. Excessive use or abuse of these shared network resources by one customer may have a negative impact on all other customers. Misuse of network resources in a manner which impairs network performance is prohibited by this policy and may result in termination of your account.

You are prohibited from excessive consumption of resources, including CPU time, memory, disk space, and session time. You may not use resource-intensive programs which negatively impact other customers or the performance of PhotoLoft systems or networks. PhotoLoft reserves the right to terminate or limit such activities.

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
Illegal  Activity

Any activity on our network that is a violation of any state or federal law is a violation of this policy and will result in immediate termination of service. Prohibited activities include, but are not limited to:

Transmitting  obscene  materials

Intentionally  spreading  or  threatening  to  spread  computer  viruses

Gaining or attempting to gain unauthorized access to any network, including PhotoLoft's private network infrastructure

Accessing  or  attempting  to  access  information  not  intended  for  you

Transmitting  pirated  software

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